Income tax	6 Months Ended
Jun. 30, 2020
Major components of tax expense (income) [abstract]
Income tax

Note 8    Income tax

(in millions of euros)	June 30, 2020	June 30, 2019
Total Income tax	(491)	(513)
Current tax	(474)	(525)
Deferred tax	(18)	12

As of June 30, 2020, the estimated deferred income tax charge includes a (63) million euros increase of deferred tax liabilities recognized on Orange brand in the United Kingdom. The UK government has reversed the planned reduction in the rate of corporation tax to 17% to maintain the rate at 19%. The deferred tax liabilities on Orange brand are now recorded at a 19% tax rate.

At each period end, the Group reviews the recoverable amount of the deferred tax assets. The recoverability of the deferred tax assets is assessed in the light of business plans used for impairment testing.

As of June 30, 2020, in relation with the revised projections of future cash flows in Spain (see Note 7), a (50) million euros deferred tax charge has been recognized to reflect on the recoverable value of deferred tax assets, the negative impact of the local economic context, the competition on customers offers and to a lesser extent the effects of the health crisis.